UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2025

Enviri Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor, Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (267) 857-8715

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	NVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On February 20, 2025, Enviri Corporation (the “Company”) issued a press release announcing its earnings for the fourth quarter ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1.
The information is being furnished in this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David C. Everitt and Phillip C. Widman have informed the Company that they will not stand for reelection as directors of the Company at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and will retire from the Company’s Board of Directors (the “Board”) in connection with the Annual Meeting. Messrs. Everitt and Widman’s retirement is not the result of any disagreement on any matter relating to the Company’s operations, policies or practices.

The Board of Directors has nominated Nicholas C. Fanandakis, 68, to stand for election to the Board at the Annual Meeting for a term expiring at the Company’s 2026 Annual Meeting of Stockholders. Mr. Fanandakis previously served as Senior Adviser to the Chief Executive Officer of E. I. du Pont de Nemours and Company (“DuPont”), a global innovator of technology-based materials and solutions, from 2020 to 2022. Mr. Fanandakis served as the Chief Financial Officer and Executive Vice President of DuPont from 2009 until his retirement from Dupont in 2019 after 40 years of service. Mr. Fanandakis also serves on the boards of directors for Duke Energy Corporation and FTI Consulting, Inc. Additional information regarding Mr. Fanandakis will be disclosed in the Proxy Statement for the Company’s Annual Meeting.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished as part of the Current Report on Form 8-K:

Exhibit 99.1	Earnings press release dated February 20, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviri Corporation
Date:	February 20, 2025	/s/ TOM VADAKETH
Tom Vadaketh
Senior Vice President and Chief Financial Officer